Rule 497(k)
File No. 333-146827

Summary Prospectus

Innovator International Developed 10 Buffer ETF™ — Quarterly

(NYSE Arca — IBUF)

October 1, 2024

Innovator International Developed 10 Buffer ETF™ — Quarterly (the “Fund”) is a series of
Innovator ETFs Trust (the “Trust”) and is an actively managed ETF.

•     The Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) on the iShares MSCI EAFE ETF (the “Underlying ETF”). FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation. The Fund uses FLEX Options to employ a “defined outcome strategy.” Defined outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index. The pre-determined outcomes sought by the Fund, which include the buffer and cap discussed below (“Outcomes”), are based upon the performance of the Underlying ETF’s share price over an approximately three-month period (the “Outcome Period”). The current Outcome Period is from October 1, 2024 through December 31, 2024. Following the Outcome Period, each successive Outcome Period will begin on the day the prior Outcome Period concludes and will end in three months. The Fund will not terminate after the conclusion of the Outcome Period. After the conclusion of the Outcome Period, another will begin. There is no guarantee that the Outcomes for an Outcome Period will be realized.

•   The Fund’s strategy has been specifically designed to produce the Outcomes based upon the performance of the Underlying ETF’s share price (or its “price return”) at the conclusion of the Outcome Period. The Fund will not receive or benefit from any dividend payments made by the Underlying ETF. The Outcomes may only be realized by investors who hold shares of the Fund (“Shares”) at the outset of the Outcome Period and continue to hold them until the conclusion of the Outcome Period. Investors that purchase Shares after the Outcome Period has begun or sell Shares prior to the Outcome Period’s conclusion may experience investment returns that are very different from those that the Fund seeks to provide.

•   Fund shareholders are subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund over the duration of the Outcome Period. The Cap is set on the first day of the Outcome Period and is 4.18% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.85% of the Fund’s average daily net assets is taken into account for the Outcome Period, the Cap is 3.96%. The Cap will be further reduced by any shareholder transaction fees and any extraordinary expenses incurred by the Fund. The Cap is likely to rise or fall from one Outcome Period to the next. Please note, if the Outcome Period has begun and the Fund has increased in value to a level near the Cap, an investor purchasing Shares at that price has little or no ability to achieve gains but remains vulnerable to downside risks.

•   The Fund seeks to provide shareholders that hold Shares for the entire Outcome Period with a buffer (the “Buffer”) against the first 10% of Underlying ETF losses during the Outcome Period. The Fund’s shareholders will bear all Underlying ETF losses exceeding 10% on a one-to-one basis. The Buffer is provided prior to taking into account annual Fund management fees, transaction fees and any extraordinary expenses incurred by the Fund. When the Fund’s annual management fee equal to 0.85% of the Fund’s daily net assets is taken into account, the net Buffer for an Outcome Period is 9.78%. The Buffer will be further reduced by any shareholder transaction fees and any extraordinary expenses incurred by the Fund. These fees and any expenses will have the effect of reducing the Buffer amount for Fund shareholders for an Outcome Period. If the Outcome Period has begun and the Fund has decreased in value beyond the pre-determined 10% Buffer, an investor purchasing Shares at that price may not benefit from the Buffer. Similarly, if the Outcome Period has begun and the Fund has increased in value, an investor purchasing Shares at that price may not benefit from the Buffer until the Fund’s value has decreased to its value at the commencement of the Outcome Period. An investment in the Fund is only appropriate for shareholders willing to bear those losses.

•   The Fund’s website, www.innovatoretfs.com/ibuf, provides important Fund information (including, among other items, Outcome Period start and end dates and information relating to the Cap and Buffer), as well information relating to the potential outcomes of an investment in the Fund on a daily basis. The Outcomes sought by the Fund are based upon the Fund’s net asset value at the outset of the Outcome Period. The Outcome Period begins on the day the FLEX Options are entered into and ends on the day they expire. Each FLEX Option’s value is ultimately derived from the performance of the Underlying ETF’s share price during that time. Because the terms of the FLEX Options do not change, the Cap and Buffer both relate to the Fund’s net asset value on the first day of the Outcome Period. If you are contemplating purchasing Shares, please visit the Fund’s website. The Fund’s strategy is designed to produce the Outcomes upon the expiration of its FLEX Options investments on the last day of the Outcome Period. It should not be expected that the Outcomes, including the net effect of the Fund’s annual management fee on the Cap and Buffer, will be provided at any point prior to the last day of the Outcome Period. Investors considering purchasing Shares after the Outcome Period has begun or selling Shares prior to the end of the Outcome Period should visit the Fund’s website to fully understand potential investment outcomes. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains experienced by the Underlying ETF above the prior Cap will be forfeited. Similarly, an investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the then-current price of the Underlying ETF and any losses experienced below the Buffer will be locked-in. Moreover, the quarterly imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF.

Although the Fund seeks to achieve its investment objective, there is no guarantee that it will do so. The returns that the Fund seeks to provide do not include the costs associated with purchasing Shares and certain expenses incurred by the Fund. The Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors.

The Fund lists and principally trades its Shares on the NYSE Arca, Inc.    (“NYSE Arca” or the “Exchange”). Market prices may differ to some degree from the net asset value of Shares. Unlike mutual funds, the Fund issues and redeems Shares at net asset value only in large blocks of Shares called “Creation Units.” The Fund is a series of the Trust and is an actively managed exchange-traded fund organized as a separate series of a registered management investment company.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.innovatoretfs.com/etf/?ticker=ibuf. You can also get this information at no cost by calling (800) 208-5212, sending an email request to info@innovatoretfs.com or from your financial professional. The Fund’s prospectus and statement of additional information, both dated July 1, 2024, as amended and supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Innovator International Developed 10 Buffer ETF™ – Quarterly

Investment Objective

The Fund seeks capital appreciation with a measure of downside protection by providing investors with returns that match the price return of the iShares MSCI EAFE ETF, up to the upside cap of 4.18% (prior to taking into account management fees and other fees) while seeking to provide a buffer against the first 10% (prior to taking into account management fees and other fees) of iShares MSCI EAFE ETF losses, over the period from October 1, 2024 through December 31, 2024.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.85%

(1)        “Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

	1 Year	3 Years
Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:	$87	$271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund has not yet commenced operations, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

General Strategy Description.    The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in FLexible EXchange® Options (“FLEX Options”) that reference the iShares MSCI EAFE ETF (the “Underlying ETF”). FLEX Options are exchange-traded option contracts with uniquely customizable terms. Although guaranteed for settlement by the Options Clearing Corporation (the “OCC”), FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional exchange-traded option contracts. Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles. It is important that an investor understand these characteristics before making an investment in the Fund.

In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price. The reference asset for all of the Fund’s FLEX Options is the Underlying ETF. The Underlying ETF is an exchange-traded fund which seeks to track a quarterly reviewed index, the MSCI EAFE Index, designed to represent the performance of large- and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the United States and Canada. To the extent the Underlying ETF concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent. Through its use of FLEX Options on the Underlying ETF, the Fund has significant exposure to companies based in Europe and Asia, which, as of the date of this prospectus, includes companies located in Japan. For more information on the Underlying ETF, please see the section of the prospectus entitled “Additional Information About the Fund’s Principal Investment Strategies.”

The pre-determined outcomes sought by the Fund, which include the buffer and cap discussed below (the “Outcomes”), are based upon the performance of the Underlying ETF’s share price over an approximately three-month period (the “Outcome Period”). The current Outcome Period is from October 1, 2024 through December 31, 2024. Following the Outcome Period, each successive Outcome Period will begin on the day the prior Outcome Period concludes and will end in three months. Upon conclusion of the Outcome Period, the Fund will receive the cash value of all the FLEX Options it held for the prior Outcome Period. It will then invest in a new series of FLEX Options with an expiration date in three months, and a new Outcome Period will begin. The Outcomes may only be realized by investors who continuously hold Shares from the commencement of the Outcome Period until its conclusion. Investors who purchase Shares after the Outcome Period has begun or sell Shares prior to the Outcome Period’s conclusion may experience investment returns that are very different from those that the Fund seeks to provide.

The Fund’s strategy has been specifically designed to produce the Outcomes based upon the performance of the Underlying ETF’s share price (or its “price return”) over the duration of the Outcome Period, subject to the “Cap” and “Buffer” described herein. The Fund will not receive or benefit from any dividend payments made by the Underlying ETF. The Fund is not an appropriate investment for income-seeking investors. The Fund seeks to provide shareholders that hold Shares for the entire Outcome Period with a buffer (the “Buffer”) against the first 10% of Underlying ETF losses during the Outcome Period. The Fund’s shareholders will bear all Underlying ETF losses exceeding 10% on a one-to-one basis.

If the Underlying ETF’s share price increases over the duration of the Outcome Period, the Fund seeks to provide investors that hold Shares for the entire Outcome Period with an increase in value that approximately matches the percentage increase experienced by the Underlying ETF’s share price over the duration of the Outcome Period, up to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period. Therefore, even though the Fund’s returns are based upon the performance of the Underlying ETF’s share price, if the Underlying ETF’s share price experiences returns for the Outcome Period in excess of the Cap, Fund shareholders will not participate in such excess returns.

The Cap is based upon prevailing market conditions at the time the Fund enters into the FLEX Options on the first day of the Outcome Period. As a result, the Cap may rise or fall from one Outcome Period to the next. For the current Outcome Period, the Cap is 4.18% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.85% of the Fund’s average daily net assets is taken into account for the Outcome Period, the Cap is 3.96%. For the current Outcome Period, the Buffer is 10% of Underlying ETF losses prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual management fee of 0.85% of the Fund’s average daily net assets is taken into account for the Outcome Period, the Buffer is 9.78% of Underlying ETF losses. The Cap and the Buffer will be further reduced by any shareholder transaction fees and any extraordinary expenses incurred by the Fund.

As is discussed in further detail below, it is anticipated that during the Outcome Period the Fund’s net asset value (“NAV”) will not increase or decrease at the same rate as the Underlying ETF’s share price. The Fund’s NAV is based upon the value of its portfolio, which is primarily composed of FLEX Options. Although the value of the Underlying ETF’s share price is a significant component of the value of the Fund’s FLEX Options, the time remaining until those FLEX Options expire also affects their value. The Fund’s investment sub-adviser, Milliman Financial Risk Management LLC (“Milliman” or the “Sub-Adviser”), generally anticipates that the Fund’s NAV will increase on days when the Underlying ETF’s share price increases and will decrease on days when the Underlying ETF’s share price decreases, but that the rate of such increase or decrease will be less than that experienced by the Underlying ETF.

The Fund’s investment strategy seeks to buffer losses over the course of the Outcome Period while simultaneously generating returns that match the Underlying ETF, up to the Cap (discussed in detail below), while limiting downside losses. The hypothetical graphical illustration provided below is designed to illustrate the Outcomes that the Fund seeks to provide for investors who hold Shares for the entirety of the Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing Shares and certain expenses incurred by the Fund.

The following table contains hypothetical examples designed to illustrate the Outcomes the Fund seeks to provide over an Outcome Period, based upon the performance of the Underlying ETF from -100% to 100%. The table is provided for illustrative purposes and does not provide every possible performance scenario for Shares over the course of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The table is not intended to predict or project the performance of the FLEX Options or the Fund. Fund shareholders should not take this information as an assurance of the expected performance of the Underlying ETF or return on Shares. The actual overall performance of the Fund will vary with fluctuations in the value of the FLEX

Options during the Outcome Period, among other factors. Please refer to the Fund’s website, www.innovatoretfs.com/ibuf, which provides updated information relating to this table on a daily basis throughout the Outcome Period.

Underlying ETF Performance	(100)%		(50)%		(20)%		(10)%	(5)%	0%	5%		10%		15%		20%		50%		100%
Fund Performance	(90	)%*	(40	)%*	(10	)%*	0%	0%	0%	4.18	%*	4.18	%*	4.18	%*	4.18	%*	4.18	%*	4.18	%*

*           The Cap and the Buffer are set on the first day of the Outcome Period. The Cap is 4.18% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.85% of the Fund’s average daily net assets is taken into account for the Outcome Period, the Cap is 3.96%. The Buffer is 10% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.85% of the Fund’s average daily net assets is taken into account for the Outcome Period, the Buffer is 9.78%. The Fund’s annual management fee of 0.85% of the Fund’s average daily net assets, any shareholder transaction fees and any extraordinary expenses incurred by the Fund will have the effect of reducing the Cap and Buffer amounts for Fund shareholders.

Use of FLEX Options.    The Outcomes may be achieved by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. The Sub-Adviser has constructed a portfolio principally composed of FLEX Options that reference the Underlying ETF that are each set to expire on the last day of the Outcome Period. The customizable nature of FLEX Options allows the Sub-Adviser to select the share price at which the Underlying ETF will be exercised at the expiration of each FLEX Option. This is commonly known as the “strike price.” At the commencement of the Outcome Period, the Sub-Adviser specifically selects the strike price for each FLEX Option such that when the FLEX Options are exercised on the final day of the Outcome Period, the Outcomes may be obtained, depending on the performance of the Underlying ETF’s share price over the duration of the Outcome Period. The Fund utilizes European style option contracts, which are exercisable only on the expiration date of the option contract.

To achieve these returns, the Fund may purchase and sell a combination of call option contracts and put option contracts. A call option contract gives the buyer of the call option contract the right (but not the obligation) to buy, and the seller of the call option contract (i.e., the “writer”) the obligation to sell, a specified amount of an underlying security at a pre-determined price. A put option contract gives the buyer of the put option contract the right (but not the obligation) to sell, and the writer of the put option contract the obligation to buy (if the option is exercised), a specified amount of an underlying security at a pre-determined price.

The effect of the Fund’s call option contracts is to provide exposure to the increases in the price of the Underlying ETF, subject to the Cap. The potential investment gains provided by the Fund are subject to the Cap, a maximum investment return level, which is discussed below. The Fund will not participate in gains that exceed the Cap.

Separately, the Fund is designed to deliver on its investment objective to provide returns that are buffered by up to 10% if the Underlying ETF’s share price experiences a loss during the course of the Outcome Period through its put option contracts. There is no guarantee that the Fund will be successful in its attempt to provide buffered returns. The Buffer that the Fund seeks to provide is only operative against the first 10% of Underlying ETF losses for the Outcome Period. After the Underlying ETF’s share price has decreased in value by more than 10%, the Fund will experience all subsequent losses on a one-to-one basis. The effect created by the Fund’s FLEX Options positions is that if the Underlying ETF’s share price has decreased in value over the course of the Outcome Period, the Fund seeks to be returned the amount of its principal investment (if the Underlying ETF’s share price decreased in value by 10% or less) or experience a loss that is 10% less than the loss experienced by the Underlying ETF (if the Underlying ETF’s share price decreased in value by more than 10%).

Each of the FLEX Options purchased and sold throughout the Outcome Period are expected to have the same or similar terms (i.e., strike price and expiration) as the corresponding FLEX Options purchased and sold on the first day of the Outcome Period. A detailed explanation regarding the terms of the FLEX Options and the mechanics of the Fund’s strategy can be found in “Additional Information Regarding the Fund’s Principal Investment Strategies.”

The Outcome Period.    The Outcomes sought by the Fund are based upon the Fund’s NAV at the outset of the Outcome Period. The Outcome Period begins on the day the FLEX Options are entered into and ends on the day they expire. Each FLEX Option’s value is ultimately derived from the performance of the Underlying ETF’s share price during that time. Because the terms of the FLEX Options don’t change, the Cap and Buffer both relate to the Fund’s NAV on the first day of the Outcome Period. A shareholder that purchases Shares after the commencement of the Outcome Period will likely have purchased Shares at a different NAV than the NAV on the first day of the Outcome Period (i.e., the NAV upon which the Outcomes are based) and may experience investment outcomes very different from those sought by the Fund. Since the FLEX Options are exercisable only on the final day of the Outcome Period, a shareholder that sells Shares prior to the end of the Outcome Period may also experience investment outcomes very different from those sought by the Fund. To achieve the Outcomes sought by the Fund for the Outcome Period, an investor must be holding Shares at the time that the Fund enters into the FLEX Options and on the day those FLEX Options expire. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.

The Fund’s assets will be principally composed of FLEX Options, the value of which is derived from the performance of the underlying reference asset, the Underlying ETF’s share price. However, because a component of an option’s value is the number of days remaining until its expiration, during the Outcome Period, the Fund’s NAV will not directly correlate on a day-to-day basis with the returns experienced by the Underlying ETF. The Sub-Adviser generally anticipates that the Fund’s NAV will increase on days when the Underlying ETF’s share price increases and will decrease on days when the Underlying ETF’s share price decreases, but that the rate of such increase or decrease will be less than that experienced by the Underlying ETF. The degree to which an option’s value correlates with the value of the Underlying ETF is also affected by the expected volatility of the Underlying ETF. Since the Underlying ETF has the potential to be more volatile than other funds, in the period between the beginning and end of the Outcome Period, it is possible that the degree of non-correlation between the value of the FLEX Options and the value of the Underlying ETF will be higher than if the FLEX Options utilized a less volatile fund as their reference asset. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last day of the Outcome Period and it should not be expected that the Outcomes will be provided at any point prior to that time. Taken together, this means that at the midpoint of an Outcome Period, if the Underlying ETF’s share price has decreased by an amount less than the Buffer, the Fund’s NAV can also be expected to have decreased in value because the Buffer is not yet in full effect. The Fund’s NAV may decrease to a lesser extent experienced by the Underlying ETF because the Fund’s NAV will not correlate one-to-one with the Underlying ETF (i.e., the Fund’s NAV tends not to participate fully in either Underlying ETF gains or losses).

An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains experienced by the Underlying ETF above the prior Cap will be forfeited. Similarly, an investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the then-current price of the Underlying ETF and any losses experienced below the Buffer will be locked-in. Moreover, the quarterly imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF.

Cap on Potential Upside Returns.    Unlike other investment products, the potential upside returns an investor can receive from an investment in the Fund over the Outcome Period is subject to the Cap. The Cap represents the maximum percentage return an investor can achieve from an investment in the Fund over the duration of the Outcome Period. Therefore, even though the Fund’s returns are based upon the performance of the Underlying ETF’s share price, if the Underlying ETF’s share price experiences returns for the Outcome Period in excess of the Cap, the Fund will not participate in excess returns. The Cap is determined on the first day of the Outcome Period and is 4.18% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.85% of the Fund’s average daily net assets is taken into account for the Outcome Period, the Cap is 3.96%. The Cap will be further reduced by any shareholder transaction fees and any extraordinary expenses incurred by the Fund. For the purpose of this prospectus, “extraordinary expenses” are non-recurring expenses that may be incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings, indemnification expenses and expenses in connection with holding and/or soliciting proxies for a meeting of Fund shareholders. The Cap is also set forth on the Fund’s website at www.innovatoretfs.com/ibuf.

The Cap will change for each Outcome Period based upon prevailing market conditions at the beginning of the Outcome Period. The Cap, and the Fund’s position relative to it, should be considered before investing in the Fund. If an investor is considering purchasing Shares during the Outcome Period, and the Fund has already increased in value to a level near to the Cap, an investor purchasing Shares at that price has limited to no gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks. There is no guarantee that the Fund will successfully achieve its investment objective.

The Cap is a result of the design of the Fund’s principal investment strategy. In order to provide the Buffer, the Fund enters into a series of FLEX Option contracts. As the purchaser of certain of these FLEX Options, the Fund is obligated to pay a premium to the seller of those FLEX Options. However, the strategy is designed so that any premiums that the Fund is obligated to pay are offset by premiums it receives in connection with the selling of FLEX Options. On the first day of the Outcome Period when the Fund enters into its other FLEX Options positions, the portfolio managers will calculate the amount of premiums that the Fund will owe in order to provide the Buffer and will then go into the market and sell a call FLEX Option with terms that entitle the Fund to receive a premium in an amount equal to the amount that the Fund would otherwise owe. The Cap is the strike price of that sold call FLEX Option. The strike price is determined based upon prevailing market conditions at the time the Fund enters into the FLEX Options, most notably current interest rate levels, volatility in the Underlying ETF’s share price, and the relationship of put and calls on the underlying FLEX Options.

Buffer.    The Buffer is only operative against the first 10% of Underlying ETF losses for the Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. After the Underlying ETF’s share price has decreased by more than 10%, the Fund will experience all subsequent losses on a one-to-one basis. The Buffer is provided prior to taking into account annual Fund management fees, transaction fees and any extraordinary expenses incurred by the Fund. These fees and any expenses will have the effect of reducing the Buffer amount for Fund shareholders for an Outcome Period. When the Fund’s annual management fee equal to 0.85% of the Fund’s daily net assets is taken into account, the net Buffer for an Outcome Period is 9.78%. The Fund’s strategy is designed to produce the Outcomes upon the expiration of its FLEX Options investments on the last day of the Outcome Period. Therefore, it should not be expected that the Buffer, including the net effect of the Fund’s annual management fee on the Buffer, will be provided at any point prior to the last day of the Outcome Period. If an investor is considering purchasing Shares during the Outcome Period, and the Fund has already decreased in value by an amount equal to or greater than 10%, an investor purchasing Shares at that price will have increased gains available prior to reaching the Cap but may not benefit from the Buffer that the Fund seeks to provide for the remainder of the Outcome Period. Conversely, if an investor is considering purchasing Shares during the Outcome Period and the Fund has already increased in value, then a shareholder may experience losses prior to gaining the protection offered by the Buffer, which is not guaranteed. A shareholder that purchases Shares at the beginning of the Outcome Period may lose their entire investment. While the Fund seeks to limit losses to 90% for shareholders who hold Shares for the entire Outcome Period, there is no guarantee it will successfully do so. Depending upon market conditions at the time of purchase, a shareholder that purchases Shares after the Outcome Period has begun may also lose their entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.

Fund Rebalance.    The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Sub-Adviser will invest in a new set of FLEX Options and another Outcome Period will commence.

Approximately one week prior to the end of each Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period.  Following the close of business on the last day of the Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap (both gross and net of the unitary management fee) for the next Outcome Period.  This information is available on the Fund’s website, www.innovatoretfs.com/ibuf, which also provides information relating to the Outcomes, including the Fund’s position relative to the Cap, of an investment in the Fund on a daily basis. Important information relating to the Fund, including information relating to the Cap, is communicated on the Fund’s website.

The Fund’s website, www.innovatoretfs.com/ibuf, provides information relating to the Outcomes, including the Fund’s position relative to the Cap and Buffer, of an investment in the Fund on a daily basis.

The Fund is classified as a “non-diversified company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Buffered Loss Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Underlying ETF losses if the Underlying ETF’s share price decreases by 10% or less over the duration of the Outcome Period. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns that match those of the Underlying ETF (up to the Cap), while limiting downside losses, if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the Buffer that the Fund seeks to provide may not be available. The Fund does not provide principal protection or non-principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment. An investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the then-current price of the Underlying ETF and any losses experienced below the prior Buffer will be locked-in. Moreover, the quarterly imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF.

Capped Upside Return Risk.    The Fund’s strategy seeks to provide returns that are subject to the Cap. In the event that the Underlying ETF experiences gains in excess of the Cap for the Outcome Period, the Fund will not participate in, and will underperform the Underlying ETF to the extent of, those gains beyond the Cap. The Fund’s strategy seeks to deliver returns that match those of the Underlying ETF (up to the Cap), while limiting downside losses, if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into, there may be little or no ability for that investor to experience an investment gain on their Shares. Due to the size of the Buffer over each quarterly Outcome Period, the Fund expects its Cap to be lower relative to other “defined outcome products” with an annual outcome period and/or a lower buffer. Further, because the FLEX Options are designed to produce returns that match the price return of the Underlying ETF (subject to the Cap) on the last day of the Outcome Period, if an investor sells Shares prior to the expiration date of the FLEX Options such investor may sell at a point where the Fund’s performance does not match the performance of the Underlying ETF over the Outcome Period, and therefore may sell at a point where the Fund has underperformed the Underlying ETF. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains above the prior Cap will be forfeited.

FLEX Options Risk.    The Fund will utilize FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options held by the Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying ETF. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time to until the FLEX Options expire.

Option Contracts Risk.    The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.  The Fund has taken the necessary steps to comply with the requirements of Rule 18f-4 under the 1940 Act (“Rule 18f-4”) in its usage of FLEX Options. The Fund has adopted and implements a derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager who is responsible for administrating the derivatives risk management program, complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the SEC and the public regarding its derivatives activities. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to deliver the sought-after Outcomes.

Clearing Member Default Risk.    Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

Outcome Period Risk.    The Fund’s investment strategy is designed to deliver returns that match those of the Underlying ETF’s share price if Shares are held from the time the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the returns realized by the investor will not match those that the Fund seeks to provide. In addition, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year) and any losses for such holders could exceed the performance for a fund with a longer Outcome Period.

Upside Participation Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with a total return that matches the increases in the price of the Underlying ETF over the Outcome Period, subject to a maximum return imposed by the Cap. In the event an investor purchases Shares after the FLEX Options were entered into or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by such investor may not match those that the Fund seeks to achieve. The Fund is subject to a Cap which may be lower relative to other “defined outcome products” and, as a result, any positive investment returns delivered by the Fund may be lower in comparison to such products and to that of the Underlying ETF.

Cap Change Risk.    A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Cap is established. As such, the Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.

Underlying ETF Risk.    Because the value of the FLEX Options held by the Fund are based on the value of the Underlying ETF, the Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETF. The Underlying ETF is subject to many of the same structural risks as the Fund that are described in more detail herein, such as Authorized Participant Concentration Risk, Fluctuation of Net Asset Value Risk, Market Maker Risk, Market Risk, Operational Risk and Trading Issues Risk. However, the risks of investing in an ETF also include the risks associated with the underlying investments held by the ETF. As such, the Fund may be subject to the following risks as a result of its exposure to the Underlying ETF through its usage of FLEX Options:

Currency Risk.    Changes in currency exchange rates affect the value of investments denominated in a non-U.S. currency. The value of investments held by the Underlying ETF (and therefore the value of the Underlying ETF), and therefore the value of the Fund’s FLEX Options, could change based on changes in currency exchange rates. The Fund’s NAV could therefore decline based on changes in the value of currencies or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably.

Equity Securities Risk.    The Underlying ETF invests in equity securities, and therefore the Fund has exposure to the equity securities markets due to its investment in FLEX Options that reference the Underlying ETF. Equity securities may decline in value because of declines in the price of a particular holding or the broad stock market. Such declines may relate directly to the issuer of a security or broader economic or market events, including changes in interest rates. The value of shares will fluctuate with changes in the value of the equity securities the Underlying ETF invests in.

Non-U.S. Securities Risk.    An investment in securities of non-U.S. companies involves risks not associated with domestic issuers. The Underlying ETF invests in non-U.S. securities and therefore the Fund has exposure to such non-U.S. securities by virtue of its FLEX Options that reference the Underlying ETF. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.

Large Capitalization Companies Risk.    The Underlying ETF invests in securities of large capitalization companies, which results in the Fund having significant exposure to such companies through its exposure to the Underlying ETF by virtue of its usage of FLEX Options. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Asia Risk.    Through its investments in FLEX Options that reference the Underlying ETF, the Fund has exposure to securities of Asian issuers and therefore is subject to certain risks specifically associated with investments in the securities of Asian issuers. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of the Fund’s securities or on economic conditions generally.

Europe Risk.    Through its investments in FLEX Options that reference the Underlying ETF, the Fund is subject to certain risks specifically associated with investments in the securities of European issuers. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU (commonly referred to as “Brexit”). Brexit led to volatility in global financial markets, in particular those of the United Kingdom and across Europe, and the weakening in political, regulatory, consumer, corporate and financial confidence in the United Kingdom and Europe. Given the size and importance of the United Kingdom’s economy, uncertainty or unpredictability about its legal, political and/or economic relationships with Europe has been, and may continue to be, a source of instability and could lead to significant currency fluctuations and other adverse effects on international markets and international trade even under the post-Brexit trade guidelines. As the second largest economy among EU members, the implications of the United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. Its departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region). The uncertainty surrounding Brexit could negatively impact current and future economic conditions in the United Kingdom and other countries, which could negatively impact the value of the Underlying ETF’s investments (and therefore the Fund).

Japan Risk.    Through its investments in FLEX Options that reference the Underlying ETF, the Fund is subject to certain risks specifically associated with investments in the securities of Japanese issuers. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Japan’s economy is characterized by government intervention and protectionism, reliance on oil imports, an unstable financial services sector and relatively high unemployment. Since 2000, Japan has experienced relatively low economic growth, and it may remain low in the future. Its economy is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, relatively low commodities prices, government support of the financial services sector and other government policies. Any changes or trends in these economic factors could have a significant impact on Japan’s markets overall and may negatively affect the Fund’s investments. Japan’s economy and equity market also share a strong correlation with U.S. markets and the Japanese economy may be affected by economic problems in the U.S. Japan’s geography also subjects it to an increased risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, all of which could negatively impact the Fund’s investments.

Correlation Risk.    The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the Underlying ETF. However, prior to the expiration date, the value of the FLEX Options may vary prior to the expiration date because of related factors other than the value of the Underlying ETF. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Underlying ETF, among others. The value of the FLEX Options held by the Fund typically do not increase or decrease at the same level as the Underlying ETF’s share price on a day-to-day basis due to these factors (although they generally move in the same direction). Since the Underlying ETF has the potential to be more volatile than other funds, in the period between the beginning and end of the Outcome Period, it is possible that the degree of non-correlation between the value of the FLEX Options and the value of the Underlying ETF will be higher than if the FLEX Options utilized a less volatile fund as their reference asset.

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to sell) on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and may be forced to recognize gains. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Investment Objective Risk.    Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) a significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes affecting the treatment of FLEX Options.

Liquidity Risk.    In the event that trading in the underlying FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Management Risk.    The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in the market price of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of FLEX Options or other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. The value of Shares may also decline as a result of market conditions. Factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of Shares. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

New Fund Risk.    The Fund is new and currently has fewer assets than larger funds, and like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Additionally, because the Fund has fewer assets than larger funds over which to spread its fixed costs, its expense levels on a percentage basis will be higher than that of a larger fund.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Cap, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV and the bid/ask spread on Shares may widen.

Tax Risk.    The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. However, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. In addition, based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the issuer of the FLEX Options is not appropriately the referenced asset, the Fund could lose its own status as a RIC. The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. In the event that a shareholder purchases Shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.innovatoretfs.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Innovator Capital Management, LLC (“Innovator” or the “Adviser”)

Investment Sub-Adviser

Milliman Financial Risk Management LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•   Robert T. Cummings — Principal, Senior Director, Head of Portfolio Management at Milliman

•   Jordan B. Rosenfeld — Senior Director and Portfolio Manager at Milliman

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund and has served in such capacity since the Fund’s inception in July 2024.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”), in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.innovatoretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Innovator and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investor Suitability Considerations

You should only consider this investment if:	You should not consider this investment if:

•   you fully understand the risks inherent in an investment in Shares;

•   you desire to invest in a product with a return that depends upon the performance of the Underlying ETF’s share price over the Outcome Period;

•   you fully understand the risks inherent in investment exposure to non-U.S. companies;

•   you are willing to hold Shares for the duration of the Outcome Period in order to achieve the outcomes that the Fund seeks to provide;

•   you fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;

•   you seek the protection of a 10% Buffer on Underlying ETF losses for an investment held for the duration of the entire Outcome Period and understand that there is no guarantee that the Fund will be successful in its attempt to provide protection through the Buffer;

•   you understand that the 10% Buffer is provided prior to taking into account annual Fund management fees, shareholder transaction fees and any extraordinary expenses incurred by the Fund. After taking into account the annual Fund management fee, the net Buffer for the Outcome Period is 9.78%;

•   you are willing to forgo any gains in excess of the Cap;

•   you understand that the Cap will be reduced by annual Fund management fees, shareholder transaction fees and any extraordinary expenses incurred by the Fund;

•   you understand that the Fund’s investments do not provide for dividends to the Fund;

•   you fully understand that investments made after the Outcome Period has begun may not fully benefit from the Buffer;

•   you are willing to accept the risk of losing your entire investment; and

•   you have visited the Fund’s website and understand the investment outcomes available to you based upon the time of your purchase.

•   you do not fully understand the risks inherent in an investment in Shares;

•   you do not desire to invest in a product with a return that depends upon the performance of the Underlying ETF’s share price over the Outcome Period;

•   you do not fully understand the risks inherent in investment exposure to non-U.S. companies;

•   you are unwilling to hold Shares for the duration of the Outcome Period in order to achieve the outcomes that the Fund seeks to provide;

•   you do not fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;

•   you seek an investment that provides total protection against Underlying ETF losses for an investment held for the duration of an Outcome Period and understand that any protection provided by the Buffer is not guaranteed;

•   you seek the protection of a full 10% Buffer, even after taking into account annual Fund management fees, shareholder transaction fees and any extraordinary expenses;

•   you do not understand that the 10% Buffer is provided prior to taking into account annual Fund management fees, shareholder transaction fees and any extraordinary expenses incurred by the Fund;

•   you are unwilling to forgo any gains in excess of the Cap;

•   you do not understand that the Cap will be reduced by annual Fund management fees, shareholder transaction fees and any extraordinary expenses incurred by the Fund;

•   you do not fully understand that the Fund’s investments do not provide for dividends to the Fund;

•   you do not fully understand that investments made after the Outcome Period has begun may not fully benefit from the Buffer;

•   you are unwilling to accept the risk of losing your entire investment; and

•   you have not visited the Fund’s website and do not understand the investment outcomes available to you based upon the timing of your purchase.

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